SUPPLEMENT TO THE

FIDELITY® SHORT-TERM BOND FUND

FIDELITY INVESTMENT GRADE BOND FUND

Funds of Fidelity Fixed-Income Trust

June 24, 2000

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 17.

J. MICHAEL COOK (57), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as an Executive in Residence of the Columbia Business School and as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, a member of the Advisory Board of Boardroom Consultants, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 17.

MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Beginning in 1972, Ms. Knowles served in various positions with Atlantic Richfield Company (ARCO) (diversified energy) including Executive Vice President and Chief Financial Officer (1996-2000); Director (1996-1998); and Senior Vice President (1993-1996). In addition, Ms. Knowles served as President of ARCO Transportation Company (1993-1996). She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles also serves as a member of the National Board of the Smithsonian Institution and she is a trustee of the Brookings Institution.

DWIGHT D. CHURCHILL (46), is Vice President of Fidelity Short-Term Bond Fund and Fidelity Investment Grade Bond Fund. He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

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BONB-00-02 1.730790.102	September 7, 2000

The following information replaces the Compensation Table found in the "Trustees and Officers" section beginning on page 17.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended April 30, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
Trustees and Members of the Advisory Board	Aggregate Compensation from Short-Term BondB,C,D	Aggregate Compensation from Investment Grade BondB	Total Compensation from the Fund Complex*,A
Edward C. Johnson 3d**	$ 0	$ 0	$ 0
Abigail P. Johnson**	$ 0	$ 0	$ 0
J. Michael Cook*****	$ 34	$ 54	$ 0
Ralph F. Cox	$ 324	$ 541	$ 217,500
Phyllis Burke Davis	$ 320	$ 530	$ 211,500
Robert M. Gates	$ 324	$ 541	$ 217,500
E. Bradley Jones****	$ 227	$ 388	$ 217,500
Donald J. Kirk	$ 324	$ 541	$ 217,500
Marie L. Knowles******	$ 0	$ 0	$ 0
Ned C. Lautenbach***	$ 183	$ 288	$ 54,000
Peter S. Lynch**	$ 0	$ 0	$ 0
William O. McCoy	$ 319	$ 533	$ 214,500
Gerald C. McDonough	$ 404	$ 674	$ 269,000
Marvin L. Mann	$ 326	$ 544	$ 217,500
Robert C. Pozen**	$ 0	$ 0	$ 0
Thomas R. Williams	$ 316	$ 528	$ 213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

***** Effective March 16, 2000, Mr. Cook serves as a Member of the Advisory Board.

****** Effective June 15, 2000, Ms. Knowles serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $165; Phyllis Burke Davis, $165;Robert M. Gates, $165; E. Bradley Jones, $107; Donald J. Kirk, $165; Ned C. Lautenbach, $58; William O. McCoy, $165; Gerald C. McDonough, $199; Marvin L. Mann, $165; and Thomas R. Williams, $165.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $114; Ned C. Lautenbach, $26; William O. McCoy, $114; and Thomas R. Williams $114.

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The following information replaces the similar information found in the "Description of the Trust" section on page 26.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

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